Exhibit 99.2
September 10-12, 2012
Forward Looking Statements Safe Harbor All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, and projections about future business developments and opportunities and financial guidance, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company's SEC filings, including but not limited to the Company's most recent Form 10-K and subsequent filings on Form 8-K and 10-Q. Any forward- looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements. 2
3 PowerSecure: Utility Focused Utilities and their Large Customers
Electric Utilities 4 Our Products, Services, and Customers Chart shows revenues for the Last 12 Months ("LTM") ended June 2012. Industrial and Military Solutions Commercial and Retail Solutions Healthcare Solutions Data Center Solutions Utility Solutions
Our 2015 Goals Our 2015 Goals 5 Driving Mid-Double Digit Operating Margins
6 Revenue Millions of Dollars Our Growth and Diversification
7 Revenue Millions of Dollars Earnings per Share 2011 Strong Progression: Replacing Profit from Divested non-Core Businesses in 3Q-4Q E.P.S. -- Non-GAAP Continuing Ops E.P.S. -- GAAP $0.25 $0.90 $0.05 $0.06 Note: See Non-GAAP Reconciliations in Appendix
8 2Q12 Results Note: See Non-GAAP Reconciliations in Appendix
9 2Q12 Last Twelve Month Revenues
10 We Have a Strong Balance Sheet Cash Revolver Capital Leases/Term Loan $24 million $0 drawn/$20 million available $6 million 2Q12 Key Balance Sheet Metrics
11 Our IDG(r) Power Systems: Smart Grid Efficiencies + Standby Power = ROI Electric Utility Customer Facility PowerSecure Smart Grid Monitoring Center Interactive Distributed Generation(r) System 24/7 Monitoring for Standby and Peak Shaving Proprietary Internet-based Monitoring, Dispatch, and Control "No Pain" Demand Response Utility Tariff and Interconnect Experts
12 Wholesale Price per kWh % of Time Price Level Exists 1. Top Figure -- Source: SP 15 California Price for Day Ahead Power, January 2001-March 2008, as reported by EconStats.com. 2. Bottom Figure -- Source: PowerSecure data, utility demand curve for a winter day. Our DG Systems Operated Over 10,000 Times in 2011 Optimizing Cost During 200-250 Hours Annually of Highest Peak Demand Peak Shaving Savings Electricity Demand

# Distributed Generation Business Model: "Customer-Owned" and "PowerSecure-Owned"

**System Sale (Project-based) Model**

Customer-Owned Generation


PowerSecure Revenue
Cost of Sales
Gross Margin
PowerSecure Monitoring Revenue
Year 0
Year 1
Year 2
Year 3
Year 4
... Year N

**Recurring Revenue Model**

PowerSecure-Owned Generation


PowerSecure Capital
PowerSecure Recurring Revenue
Cost of Sales
Operating Margin
Capital
Year 1
Year 2
Year 3
Year 4
... Year N

13

# … And they Provide Customers with Mission-Critical Backup Power

- **During 2011 our Customer's Average Power Outage Lasted 3 hrs 49 min**
- **The Lack of Backup Power Costs the U.S. $80 Billion Annually(1)**
- **Less than 3% of U.S. Commercial and Industrial Power is "Backed Up"(2)**
  - Distributed Power Systems are Limited to just 18,160 Generators with 21,000 Megawatts of Capacity(2) (Out of the Total 1,000,000 Megawatts of U.S. Capacity)
- **Distributed Generation Systems Address Growing Security Concerns with U.S. Electric Grid**
  - *"… the unreliability of generation from wind and solar means that reliable generation must backup every kilowatt-hour…"* (Dr. Lester Lave, Carnegie Mellon, U.S. Senate Testimony, Feb 2009)
  - *"The main problems with electricity are the fragility, and… vulnerability, of the national grid… It is susceptible to extended outage from natural disaster or sabotage…"* (Report of the Defense Science Board Task Force on Department of Defense Energy Strategy, Feb 2008)

(1) Berkeley Lab Study, 2004
(2) EIA data, and PowerSecure estimates using EIA data

14

PowerSecure
Utility Infrastructure: Our Core Competencies and Utility Relationships 15 15 Transmission & Distribution Maintenance and Construction Substation Products and Services Advanced Metering and Lighting Installations Storm Restoration Utility Engineering and Design Services Regulatory and Rate Design Consulting PowerSecure MicroGrid and SmartStation Products

# Utility Infrastructure: Business Progression and Growth

- **Our Utility Infrastructure Investment and Progression**
  - ➢ 2005 – Launched Utility Engineering Business
  - ➢ 2006 – Initiated Larger Scale Infrastructure Projects for Utility Partners and their Federal Customers
  - ➢ 2007 – Launched Utility Services Business
  - ➢ 2009 – 3 Major Investor-Owned Utilities Initiate PowerSecure UtilityServices Crews
  - ➢ 2010 – 1st Major Award: $30 Million, 3-Year Award Serving Major IOU
  - ➢ 2011 – Served 9 Investor-Owned Utilities (13 Operating Divisions)
- **Our Goal: $100 Million Business in 5 Years**
  - Industry Transmission & Distribution Investment is Estimated to be $890 Billion from 2010-2030(1) (Average of over $40 Billion/Year)
  - Capitalize on our "People Advantage"
  - Investing in "Technology Advantage" – PowerSecure "SmartStation" and "MicroGrid"

*(1) The Brattle Group, November 2008 – "Transforming America's Power Industry – The Investment Challenge 2010-2030"*

16

# Energy Efficiency: LED Lighting for Retailers



- EfficientLights® – LED-Based Lighting
  - Grocery, Drug, and Convenience Stores
  - Replaces to Traditional Fluorescent Lighting
  - Reduces Lighting Energy Use by 70%
  - Reduces Maintenance Cost (10 Year LED Light versus 2 Year Fluorescent)
  - Reduces Stores' Carbon Footprint/Eliminates Mercury-containing Fluorescent Lights
  - Increases Life of Perishable Products – Increasing Grocery Margins



- EfficientLights Product Suite
  - Refrigerated Case Door Light (Flagship Product)
  - Walk-in Cooler Light
  - Open Refrigerated Case Shelf and Canopy Lights
  - Parking Lot Light (Newest Light)
- The Market: Refrigerated Case Retrofits $1 Billion+, Street Lights $30 Billion

17

Power Secure

# Energy Efficiency: LED Lighting for Utilities, OEMs, Commercial and Industrial Facilities







- SecureLite™ Area Light -- for Utilities and Municipalities
  - Energy and Maintenance Savings Drive Payback
  - Opportunity: Replace Millions of Area Lights Across U.S
- PowerLite™ Street Lights -- for Utilities and Municipalities
- Power Drivers and Components
  - The Market: Hundreds of Millions -- Power Driver is Major Component in Every LED Light
  - Fortune 500 Lighting Electronics Companies, and OEMs
- New Commercial and Industrial Lighting
  - SuperTube™ LED Replacement for T-8 and T-12 Flourescent Replacements
  - Specialty Products

18

Power Secure
19 ...As Our Energy Solutions Deliver Value to a Growing List of Utility Partners and Customers
NASDAQ: POWR www.PowerSecure.com 20 Questions?
Non-GAAP Financial Measures 21

# Non-GAAP Financial Measures

**PowerSecure International, Inc.**
**Consolidated Statements of Operations (unaudited)**
**Supplemental Financial Information Issued for 2010-2011 Quarterly and Full Year Periods with Southern Flow and PowerPackages as Discontinued Operation**
**Non-GAAP Pro-forma Measures Excluding WaterSecure, PowerPackages, and Southern Flow Results**
**($000's except per share data, some rounding throughout)**

| | Three Months Ended | | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | GAAP March 31, 2011 | WaterSecure, Southern Flow, PowerPackages | Non-GAAP March 31, 2011 | GAAP June 30, 2011 | WaterSecure, Southern Flow, PowerPackages | Non-GAAP June 30, 2011 | GAAP Sept 30, 2011 | WaterSecure, Southern Flow, PowerPackages | Non-GAAP Sept 30, 2011 | GAAP Dec 31, 2011 | WaterSecure, Southern Flow, PowerPackages | Non-GAAP Dec 31, 2011 | GAAP Year Ended Dec 31, 2011 | WaterSecure, Southern Flow, PowerPackages | Non-GAAP Year Ended Dec 31, 2011 |
| Revenue | 23,655 | | 23,655 | 30,086 | | 30,086 | 36,585 | | 36,585 | 39,689 | | 39,689 | 130,015 | | 130,015 |
| Cost of sales | 15,926 | | 15,926 | 20,780 | | 20,780 | 25,372 | | 25,372 | 27,243 | | 27,243 | 89,321 | | 89,321 |
| Gross Profit | 7,729 | 0 | 7,729 | 9,306 | 0 | 9,306 | 11,213 | 0 | 11,213 | 12,446 | 0 | 12,446 | 40,694 | 0 | 40,694 |
| Operating expenses | | | | | | | | | | | | | | | |
| General and administrative | 7,681 | | 7,681 | 7,952 | | 7,952 | 8,714 | | 8,714 | 9,305 | | 9,305 | 33,652 | | 33,652 |
| Selling, marketing, and service | 1,154 | | 1,154 | 1,214 | | 1,214 | 1,197 | | 1,197 | 1,086 | | 1,086 | 4,651 | | 4,651 |
| Depreciation and amortization | 773 | | 773 | 802 | | 802 | 857 | | 857 | 991 | | 991 | 3,423 | | 3,423 |
| Total operating expenses | 9,608 | 0 | 9,608 | 9,968 | 0 | 9,968 | 10,768 | 0 | 10,768 | 11,382 | 0 | 11,382 | 41,726 | 0 | 41,726 |
| Operating income (loss) | (1,879) | 0 | (1,879) | (662) | 0 | (662) | 445 | 0 | 445 | 1,064 | 0 | 1,064 | (1,032) | 0 | (1,032) |
| Other income (expense) | | | | | | | | | | | | | | | |
| Gain on sale of unconsolidated affiliate | 0 | | 0 | 21,786 | (21,786) | 0 | 44 | (44) | 0 | 43 | (43) | 0 | 21,873 | (21,873) | 0 |
| Equity income | 1,011 | (1,011) | 0 | 548 | (548) | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 1,559 | (1,559) | 0 |
| Management fees | 168 | (168) | 0 | 114 | (114) | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 282 | (282) | 0 |
| Interest income and other income | 20 | | 20 | 22 | | 22 | 31 | | 31 | 25 | | 25 | 98 | | 98 |
| Interest expense | (142) | | (142) | (144) | | (144) | (168) | | (168) | (121) | | (121) | (575) | | (575) |
| Income (loss) before income taxes | (822) | (1,179) | (2,001) | 21,664 | (22,448) | (784) | 352 | (44) | 308 | 1,011 | (43) | 968 | 22,205 | (23,714) | (1,509) |
| Income tax benefit (provision) | (47) | 166 | 119 | (3,183) | 3,168 | (15) | 453 | 6 | 459 | (357) | 6 | (351) | (3,134) | 3,347 | 213 |
| Net income (loss) from continuing operations | (869) | (1,013) | (1,882) | 18,481 | (19,280) | (799) | 805 | (38) | 767 | 654 | (37) | 617 | 19,071 | (20,367) | (1,296) |
| Discontinued operations - income from operations (net of tax) | (215) | 215 | 0 | (1,388) | 1,388 | 0 | (63) | 63 | 0 | 165 | (165) | 0 | (1,501) | 1,501 | 0 |
| Discontinued operations - gain on sale (net of tax) | 5,636 | (5,636) | 0 | 0 | 0 | 0 | 0 | 0 | 0 | (2) | 2 | 0 | 5,634 | (5,634) | 0 |
| Net income (loss) | 4,552 | (6,434) | (1,882) | 17,093 | (17,892) | (799) | 742 | 25 | 767 | 817 | (200) | 617 | 23,204 | (24,500) | (1,296) |
| Net loss (income) attributable to noncontrolling interest | 184 | | 184 | 159 | | 159 | 230 | | 230 | 273 | | 273 | 846 | | 846 |
| Net income (loss) attributable to PowerSecure International, Inc. | 4,736 | (6,434) | (1,698) | 17,252 | (17,892) | (640) | 972 | 25 | 997 | 1,090 | (200) | 890 | 24,050 | (24,500) | (450) |
| Summary of Amounts Attributable to PowerSecure International, Inc. shareholders | | | | | | | | | | | | | | | |
| Income from continuing operations (net of tax) | (685) | (1,013) | (1,698) | 18,640 | (19,280) | (640) | 1,035 | (38) | 997 | 927 | (37) | 890 | 19,917 | (20,367) | (450) |
| Income from discontinued operations (net of tax) | 5,421 | (5,421) | 0 | (1,388) | 1,388 | 0 | (63) | 63 | 0 | 163 | (163) | 0 | 4,133 | (4,133) | 0 |
| Net income (loss) attributable to PowerSecure International, Inc. | 4,736 | (6,434) | (1,698) | 17,252 | (17,892) | (640) | 972 | 25 | 997 | 1,090 | (200) | 890 | 24,050 | (24,500) | (450) |
| **EARNINGS PER SHARE AMOUNTS ("E.P.S") ATTRIBUTABLE TO POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:** | | | | | | | | | | | | | | | |
| Continuing Operations | | | | | | | | | | | | | | | |
| Basic | (0.04) | (0.05) | (0.09) | 0.99 | (1.02) | (0.03) | 0.05 | (0.00) | 0.05 | 0.05 | (0.00) | 0.05 | 1.05 | (1.07) | (0.02) |
| Diluted | (0.04) | (0.05) | (0.09) | 0.97 | (1.01) | (0.03) | 0.05 | (0.00) | 0.05 | 0.05 | (0.00) | 0.05 | 1.04 | (1.06) | (0.02) |
| Discontinued Operations | | | | | | | | | | | | | | | |
| Basic | 0.29 | (0.29) | 0.00 | (0.07) | 0.07 | 0.00 | (0.00) | 0.00 | 0.00 | 0.01 | (0.01) | 0.00 | 0.22 | (0.22) | 0.00 |
| Diluted | 0.29 | (0.29) | 0.00 | (0.07) | 0.07 | 0.00 | (0.00) | 0.00 | 0.00 | 0.01 | (0.01) | 0.00 | 0.22 | (0.22) | 0.00 |
| Net Income | | | | | | | | | | | | | | | |
| Basic | 0.25 | (0.34) | (0.09) | 0.91 | (0.95) | (0.03) | 0.05 | 0.00 | 0.05 | 0.06 | (0.01) | 0.05 | 1.27 | (1.29) | (0.02) |
| Diluted | 0.25 | (0.34) | (0.09) | 0.90 | (0.93) | (0.03) | 0.05 | 0.00 | 0.05 | 0.06 | (0.01) | 0.05 | 1.26 | (1.28) | (0.02) |
| **WEIGHTED AVERAGE COMMON SHARES OUTSTANDING** | | | | | | | | | | | | | | | |
| Basic | 18,719 | 18,719 | 18,719 | 18,857 | 18,857 | 18,857 | 18,966 | 18,966 | 18,966 | 18,963 | 18,963 | 18,963 | 18,877 | 18,877 | 18,877 |
| Diluted | 18,719 | 18,719 | 18,719 | 19,146 | 19,146 | 19,146 | 19,163 | 19,163 | 19,163 | 19,216 | 19,216 | 19,216 | 19,139 | 19,139 | 19,139 |

22

Power Secure

# Non-GAAP Financial Measures

PowerSecure International, Inc.
Consolidated Statements of Operations (unaudited)
Supplemental Financial Information Issued for 2010-2011 Quarterly and Full Year Periods with Southern Flow and PowerPackages as Discontinued Operation
Non-GAAP Pro-forma Measures Excluding WaterSecure, PowerPackages, and Southern Flow Results
($000's except per share data, some rounding throughout)

| | Three Months Ended | | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | GAAP March 31, 2010 | WaterSecure, Southern Flow, PowerPackages | Non-GAAP March 31, 2010 | GAAP June 30, 2010 | WaterSecure, Southern Flow, PowerPackages | Non-GAAP June 30, 2010 | GAAP Sept 30, 2010 | WaterSecure, Southern Flow, PowerPackages | Non-GAAP Sept 30, 2010 | GAAP Dec 31, 2010 | WaterSecure, Southern Flow, PowerPackages | Non-GAAP Dec 31, 2010 | GAAP Year Ended Dec 31, 2010 | WaterSecure, Southern Flow, PowerPackages | Non-GAAP Year Ended Dec 31, 2010 |
| Revenue | 20,456 | | 20,456 | 28,690 | | 28,690 | 26,079 | | 26,079 | 20,984 | | 20,984 | 96,209 | | 96,209 |
| Cost of sales | 12,177 | | 12,177 | 19,142 | | 19,142 | 17,386 | | 17,386 | 11,900 | | 11,900 | 60,605 | | 60,605 |
| Gross Profit | 8,279 | 0 | 8,279 | 9,548 | 0 | 9,548 | 8,693 | 0 | 8,693 | 9,084 | 0 | 9,084 | 35,604 | 0 | 35,604 |
| Operating expenses | | | | | | | | | | | | | | | |
| General and administrative | 6,199 | | 6,199 | 7,069 | | 7,069 | 7,132 | | 7,132 | 7,862 | | 7,862 | 28,262 | | 28,262 |
| Selling, marketing, and service | 1,045 | | 1,045 | 1,336 | | 1,336 | 1,364 | | 1,364 | 1,359 | | 1,359 | 5,104 | | 5,104 |
| Depreciation and amortization | 559 | | 559 | 642 | | 642 | 727 | | 727 | 713 | | 713 | 2,641 | | 2,641 |
| Total operating expenses | 7,803 | 0 | 7,803 | 9,047 | 0 | 9,047 | 9,223 | 0 | 9,223 | 9,934 | 0 | 9,934 | 36,007 | 0 | 36,007 |
| Operating income (loss) | 476 | 0 | 476 | 501 | 0 | 501 | (530) | 0 | (530) | (850) | 0 | (850) | (403) | 0 | (403) |
| Other income (expense) | | | | | | | | | | | | | | | |
| Gain on sale of unconsolidated affiliate | 0 | | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| Equity income | 1,030 | (1,030) | 0 | 807 | (807) | 0 | 598 | (598) | 0 | 747 | (747) | 0 | 3,182 | (3,182) | 0 |
| Management fees | 154 | (154) | 0 | 142 | (142) | 0 | 136 | (136) | 0 | 151 | (151) | 0 | 583 | (583) | 0 |
| Interest income and other income | 30 | | 30 | 23 | | 23 | 24 | | 24 | 22 | | 22 | 99 | | 99 |
| Interest expense | (141) | | (141) | (139) | | (139) | (177) | | (177) | (162) | | (162) | (619) | | (619) |
| Income (loss) before income taxes | 1,549 | (1,184) | 365 | 1,334 | (949) | 385 | 51 | (734) | (683) | (92) | (898) | (990) | 2,842 | (3,765) | (923) |
| Income tax benefit (provision) | (384) | 471 | 87 | (272) | 377 | 105 | (208) | 292 | 84 | (266) | 357 | 91 | (1,130) | 1,497 | 367 |
| Net income (loss) from continuing operations | 1,165 | (713) | 452 | 1,062 | (572) | 490 | (157) | (442) | (599) | (358) | (541) | (899) | 1,712 | (2,268) | (556) |
| Discontinued operations - income from operations (net of tax) | 239 | (239) | 0 | 222 | (222) | 0 | 515 | (515) | 0 | 621 | (621) | 0 | 1,597 | (1,597) | 0 |
| Discontinued operations - gain on sale (net of tax) | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| Net income (loss) | 1,404 | (952) | 452 | 1,284 | (794) | 490 | 358 | (957) | (599) | 263 | (1,162) | (899) | 3,309 | (3,865) | (556) |
| Net loss (income) attributable to noncontrolling interest | (187) | | (187) | 40 | | 40 | 132 | | 132 | 168 | | 168 | 153 | | 153 |
| Net income (loss) attributable to PowerSecure International, Inc. | 1,217 | (952) | 265 | 1,324 | (794) | 530 | 490 | (957) | (467) | 431 | (1,162) | (731) | 3,462 | (3,865) | (403) |
| Summary of Amounts Attributable to PowerSecure International, Inc. shareholders | | | | | | | | | | | | | | | |
| Income from continuing operations (net of tax) | 978 | (713) | 265 | 1,102 | (572) | 530 | (25) | (442) | (467) | (190) | (541) | (731) | 1,865 | (2,268) | (403) |
| Income from discontinued operations (net of tax) | 239 | (239) | 0 | 222 | (222) | 0 | 515 | (515) | 0 | 621 | (621) | 0 | 1,597 | (1,597) | 0 |
| Net income (loss) attributable to PowerSecure International, Inc. | 1,217 | (952) | 265 | 1,324 | (794) | 530 | 490 | (957) | (467) | 431 | (1,162) | (731) | 3,462 | (3,865) | (403) |
| **EARNINGS PER SHARE AMOUNTS ("E.P.S") ATTRIBUTABLE TO POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:** | | | | | | | | | | | | | | | |
| Continuing Operations | | | | | | | | | | | | | | | |
| Basic | 0.06 | (0.04) | 0.02 | 0.06 | (0.03) | 0.03 | (0.00) | (0.02) | (0.03) | (0.01) | (0.03) | (0.04) | 0.10 | (0.12) | (0.02) |
| Diluted | 0.06 | (0.04) | 0.01 | 0.06 | (0.03) | 0.03 | (0.00) | (0.02) | (0.02) | (0.01) | (0.03) | (0.04) | 0.10 | (0.12) | (0.02) |
| Discontinued Operations | | | | | | | | | | | | | | | |
| Basic | 0.01 | (0.01) | 0.00 | 0.01 | (0.01) | 0.00 | 0.03 | (0.03) | 0.00 | 0.03 | (0.03) | 0.00 | 0.09 | (0.09) | 0.00 |
| Diluted | 0.01 | (0.01) | 0.00 | 0.01 | (0.01) | 0.00 | 0.03 | (0.03) | 0.00 | 0.03 | (0.03) | 0.00 | 0.09 | (0.09) | 0.00 |
| Net Income | | | | | | | | | | | | | | | |
| Basic | 0.07 | (0.06) | 0.02 | 0.07 | (0.04) | 0.03 | 0.03 | (0.05) | (0.03) | 0.02 | (0.06) | (0.04) | 0.19 | (0.21) | (0.02) |
| Diluted | 0.07 | (0.05) | 0.01 | 0.07 | (0.04) | 0.03 | 0.03 | (0.05) | (0.02) | 0.02 | (0.06) | (0.04) | 0.19 | (0.21) | (0.02) |
| **WEIGHTED AVERAGE COMMON SHARES OUTSTANDING** | | | | | | | | | | | | | | | |
| Basic | 17,237 | 17,237 | 17,237 | 17,933 | 17,933 | 17,933 | 18,640 | 18,640 | 18,640 | 18,701 | 18,701 | 18,701 | 18,133 | 18,133 | 18,133 |
| Diluted | 17,692 | 17,692 | 17,692 | 18,566 | 18,566 | 18,566 | 19,028 | 19,028 | 19,028 | 18,701 | 18,701 | 18,701 | 18,603 | 18,603 | 18,603 |

23

Power Secure

**PowerSecure International, Inc.**
**Non-GAAP Pro forma Measures Excluding WaterSecure and PowerPackages Results**
**($000's except per share data, some rounding throughout)**

| | Three Months Ended June 30, 2012 | | | Three Months Ended June 30, 2011 | | |
|---|---|---|---|---|---|---|
| | As Reported 2Q12 | WaterSecure and PowerPackages | Pro forma 2Q12 | As Reported 2Q11 | WaterSecure and PowerPackages | Pro forma 2Q11 |
| Revenue | 37,867 | | 37,867 | 30,086 | | 30,086 |
| Cost of sales | 25,663 | | 25,663 | 20,780 | | 20,780 |
| Gross Profit | 12,204 | 0 | 12,204 | 9,306 | 0 | 9,306 |
| Operating expenses | | | | | | |
| General and administrative | 9,093 | | 9,093 | 7,952 | | 7,952 |
| Selling, marketing, and service | 1,366 | | 1,366 | 1,214 | | 1,214 |
| Depreciation and amortization | 1,136 | | 1,136 | 802 | | 802 |
| Total operating expenses | 11,595 | 0 | 11,595 | 9,968 | 0 | 9,968 |
| Operating income (loss) | 609 | 0 | 609 | (662) | 0 | (662) |
| Other income (expense) | | | | | | |
| Gain on sale of unconsolidated affiliate | 1,439 | (1,439) | 0 | 21,786 | (21,786) | 0 |
| Equity income - unconsolidated affiliate | 0 | | 0 | 548 | (548) | 0 |
| Management fees - unconsolidated affiliate | 0 | | 0 | 114 | (114) | 0 |
| Interest income and other income | 23 | | 23 | 22 | | 22 |
| Interest expense | (116) | | (116) | (144) | | (144) |
| Income (loss) before income taxes | 1,955 | (1,439) | 516 | 21,664 | (22,448) | (784) |
| Income tax benefit (provision) | (621) | 457 | (164) | (3,183) | 3,168 | (15) |
| Net income (loss) from continuing operations | 1,334 | (982) | 352 | 18,481 | (19,280) | (799) |
| Discontinued operations - income (loss) from operations (net of tax) | 32 | (32) | 0 | (1,388) | 1,388 | 0 |
| Discontinued operations - gain on sale (net of tax) | 0 | 0 | 0 | 0 | 0 | 0 |
| Net income (loss) | 1,366 | (1,014) | 352 | 17,093 | (17,892) | (799) |
| Net income (loss) attributable to noncontrolling interest | 277 | | 277 | 159 | | 159 |
| Net income (loss) attributable to PowerSecure International, Inc. | 1,643 | (1,014) | 629 | 17,252 | (17,892) | (640) |
| Summary of Amounts Attributable to PowerSecure International, Inc. shareholders | | | | | | |
| Income (loss) from continuing operations (net of tax) | 1,611 | (982) | 629 | 18,640 | (19,280) | (640) |
| Income (loss) from discontinued operations (net of tax) | 32 | (32) | 0 | (1,388) | 1,388 | 0 |
| Net income (loss) attributable to PowerSecure International, Inc. | 1,643 | (1,014) | 629 | 17,252 | (17,892) | (640) |
| **EARNINGS PER SHARE AMOUNTS ("E.P.S") ATTRIBUTABLE TO POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:** | | | | | | |
| Continuing Operations | | | | | | |
| Basic | 0.09 | (0.05) | 0.03 | 0.98 | (1.02) | (0.03) |
| Diluted | 0.09 | (0.05) | 0.03 | 0.97 | (1.01) | (0.03) |
| Discontinued Operations | | | | | | |
| Basic | 0.00 | 0.00 | 0.00 | (0.07) | 0.07 | 0.00 |
| Diluted | 0.00 | 0.00 | 0.00 | (0.07) | 0.07 | 0.00 |
| Net Income | | | | | | |
| Basic | 0.09 | (0.05) | 0.03 | 0.91 | (0.95) | (0.03) |
| Diluted | 0.09 | (0.05) | 0.03 | 0.90 | (0.93) | (0.03) |
| **WEIGHTED AVERAGE COMMON SHARES OUTSTANDING** | | | | | | |
| Basic | 18,846 | 18,846 | 18,846 | 18,857 | 18,857 | 18,857 |
| Diluted | 18,941 | 18,941 | 18,941 | 19,146 | 19,146 | 19,146 |

24

Power Secure